UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2016

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive

Offices)(Zip Code)

011-44-163-423-4422

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to the previously announced offering of $300,000,000 aggregate principal amount of 4.400% Senior Notes due 2046 (the “Notes”) to be issued by Delphi Automotive PLC (the “Issuer”), the Issuer, certain Guarantors (as defined below), Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent, entered into a fourth supplemental indenture, dated as of September 20, 2016 (the “Supplemental Indenture”) to the Senior Notes Indenture dated as of March 10, 2015 (as previously amended, supplemented or otherwise modified from time to time, the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”), providing for the issuance of the Notes. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by certain of the Issuer’s subsidiaries (collectively, the “Guarantors”).

The Notes will bear interest at a fixed rate of 4.400% per annum, and interest will be payable on April 1 and October 1 of each year, beginning April 1, 2017, until the maturity date of October 1, 2046. The Issuer may redeem the Notes at such times and at the redemption prices as provided for in the Indenture. The Indenture also contains certain covenants as set forth in the Indenture and requires the Issuer to offer to repurchase the Notes upon certain change of control events.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-207700) filed by the Issuer and the Guarantors. The Underwriting Agreement, dated as of September 15, 2016, by and among the Issuer, the Guarantors and the underwriters named therein, is filed as Exhibit 1.1 to this Current Report on Form 8-K. Opinions of counsel for the Issuer and the Guarantors are filed as Exhibits 5.1, 5.2 and 5.3 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of September 15, 2016 by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on March 10, 2015).

4.2	Fourth Supplemental Indenture, dated as of September 20, 2016, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of Davis Polk & Wardwell London LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Carey Olsen (included in Exhibit 5.2).

23.3	Consent of Davis Polk & Wardwell London LLP (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2016	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 15, 2016 by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on March 10, 2015).

4.2	Fourth Supplemental Indenture, dated as of September 20, 2016, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of Davis Polk & Wardwell London LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Carey Olsen (included in Exhibit 5.2).

23.3	Consent of Davis Polk & Wardwell London LLP (included in Exhibit 5.3).